Member FDIC

Exhibit 99.2

SouthernFirst

THIRD QUARTER 2024 INVESTOR PRESENTATION

October 22, 2024

FORWARD-LOOKING STATEMENTS

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Southern First Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors (including a downturn in the economy, greater than expected interest and non-interest expenses, increased competition, fluctuations in interest rates, regulatory actions, excessive loan losses and other factors) that may cause Southern First's actual results to differ materially from the anticipated results expressed or implied in these forward-looking statements. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First's operating results in documents filed by Southern First Bancshares, Inc. with the Securities and Exchange Commission, including the annual report on Form 10-K and other required filings. Southern First assumes no duty to update the forward-looking statements made in this presentation.

SOUTHERN FIRST BANCSHARES, INC.


Greensboro
Raleigh
Charlotte
NORTH CAROLINA
Greenville
SOUTH CAROLINA
Columbia
Atlanta
Summerville
Charleston
GEORGIA

CORPORATE PROFILE

Authentic relationship banking with 25 years of service excellence

- $4.2 Billion – Total Assets
- $3.6 Billion – Total Loans
- $3.5 Billion – Total Deposits
- Solid Capital Levels
  - Tier 1 RBC of 10.99%
  - Consistent TBV growth
- Outstanding Asset Quality
  - NPAs of 0.28%
- Efficient, High-Powered Banking Model
  - 12 banking offices located in 8 of the most dynamic and fastest growing Southeast metro markets
  - ~300 associates

OUR PHILOSOPHY

Our Mission
Our mission is to impact lives in the communities we serve.

Our Culture
We focus on the things that matter most: family, community, and teamwork.

Our Purpose
We exist to enable dreams, earn trust, and exceed expectations.

INVESTMENT CONSIDERATIONS

Located in dynamic, high growth **southeastern metro markets**

Experienced management team with **success** operating through cycles

History of **above-peer organic growth** with exceptional credit metrics

Highly-efficient cost structure

Solid capital ratios with consistent tangible book value growth

Culture of **exceptional long-term relationship banking**

HIGH-GROWTH METRO MARKETS

SFST's % of Total Deposits


Greenville, SC
Charleston, SC
Atlanta, GA
Columbia, SC
Raleigh, NC
Greensboro, NC

	Year Entered	Offices	SFST's % of Total Deposits	2024 Population (Actual)	20 - '24 Pop. Change %	24 - '29 Proj. Pop. Growth	24 - '29 Proj. HHI. Growth %
Greenville, SC	2000	4	48.72%	978,230	5.4	5.2	7.7
Charleston, SC [(1)]	2012	3	19.96%	851,938	6.5	6.2	9.1
Atlanta, GA	2017	1	12.19%	6,339,620	4.1	4.4	8.7
Columbia, SC	2007	1	9.16%	859,161	3.6	3.7	6.5
Raleigh, NC	2016	1	5.37%	1,529,484	8.2	7.3	9.4
Greensboro, NC	2018	1	3.04%	791,713	2.0	2.5	10.7
Charlotte, NC	2021	1	1.58%	2,822,265	6.1	5.8	10.6
MSA Totals		**12**		**14,172,411**			
Wtd. Avg. SFST MSAs					**5.3**	**5.2**	**8.2**
National Average					**1.4**	**2.4**	**10.1**

Source: S&P Global Markets; (1) Charleston MSA includes the city of Summerville, SC, which SFST entered in 2018

FINANCIAL HIGHLIGHTS

- Net income of $4.4 million and diluted earnings per common share of $0.54
- Total loans of $3.6 billion and total deposits of $3.5 billion
- Nonperforming assets to total assets of 0.28% and net recoveries of $9 thousand
- Net interest margin of 2.08% for Q3 2024, compared to 1.98% for Q2 2024
- Book value per common share of $40.04 and TCE ratio of 7.82%

LOAN & DEPOSIT COMPOSITION


Construction
0.6%
Other
1.2%
Home equity
5.4%
Owner
occupied RE
17.8%
Real estate
31.3%
Total Loans
$3.62 Billion
Non-owner
occupied RE
25.3%
Business
14.4%
Construction
4.0%
Commercial, 61.5%
Consumer, 38.5%


Wholesale CDs
16.7%
Non-Interest
Bearing Checking
19.6%
Retail
CDs
12.7%
Total Deposits
$3.52 Billion
Interest-
Bearing
Checking
9.6%
Savings
0.8%
Money Market
40.5%

*Total loans excludes mortgage loans held for sale.

BALANCE SHEET TRENDS



Loans
$3.70
$3.60
$3.50
$3.40
$3.30
$3.20
$3.10
Billions
$3.55
$3.60
$3.64
$3.62
$3.62
5.30%
5.20%
5.10%
5.00%
4.90%
4.80%
4.70%
4.60%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Loans
Loan Yield



Core Deposits
$2.90
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
Billions
$2.87
$2.81
$2.81
$2.79
$2.71
2.80%
2.75%
2.70%
2.65%
2.60%
2.55%
2.50%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Core Deposits
Core Deposit Rate

- Balance sheet is currently well-positioned for a decreasing interest rate environment
  - There are $2.6 billion in deposit liabilities that reprice within approximately one year
- Loan yields continued increasing as organic run-off is replaced with production at higher yields
- Funding costs are actively managed through strategic deposit initiatives

Note: Total loans excludes mortgage loans held for sale; core deposits includes all transaction accounts and time deposits, less than $250,000

ASSET QUALITY



Loans 30 days or more past due/loans*
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.13%
0.37%
0.36%
0.30%
0.16%
3Q23
4Q23
1Q24
2Q24
3Q24

- NPAs were modestly down and there were nominal charge-offs, as asset quality remains a source of strength and compares favorably to community banking peers.
- NPAs mainly consist of two Assisted Living-related credits addressed in the prior quarter.
- Overall, our Assisted Living-related credit exposure is limited and well-performing.
- Classified assets remaining at low levels.



Net charge-offs (recoveries)/average loans* (YTD Annualized)
0.50%
0.30%
0.10%
-0.10%
0.01%
0.00%
0.03%
0.07%
0.05%
3Q23
4Q23
1Q24
2Q24
3Q24



Nonperforming assets/total assets
0.75%
0.55%
0.35%
0.15%
-0.05%
0.11%
0.10%
0.09%
0.27%
0.28%
3Q23
4Q23
1Q24
2Q24
3Q24

*Excludes mortgage loans held for sale.

OFFICE PORTFOLIO

Non-Owner Occupied Office Exposure


$45,557
$41,530
$135,422
Medical Office
Office - Multiple Tenant
Office - Single Tenant

Q3 2024 Portfolio Characteristics	
Total Credit Exposure	$222 million
% of Total Loans	6.5%
Average Loan Size	$1.2 million
Median Loan Size	$478 thousand
Largest Loan Size	$9.8 million
30+ Days Past Due	None
Special Mention	None
Substandard Accruing	None
Nonaccruals	None

*Number in thousands

CAPITAL RATIOS

Holding Company Capital Ratios: [1]	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Total risk-based capital ratio	**12.61%**	12.77%	12.59%	12.57%	12.56%
Tier 1 risk-based capital ratio	**10.99%**	10.80%	10.63%	10.60%	10.58%
Leverage ratio	**8.50%**	8.27%	8.43%	8.14%	8.17%
Common equity tier 1 ratio [2]	**10.58%**	10.39%	10.22%	10.19%	10.17%
Tangible common equity [3]	**7.82%**	7.76%	7.68%	7.70%	7.56%

- Repaid $11.5 million of subordinated debt—half of the total amount outstanding—during Q3 2024 to mitigate the negative impact from an impending increase to a higher floating rate
  - The debt instrument is approaching maturity, resulting in diminishing tier 2 capital treatment

(1) September 30, 2024 ratios are preliminary.
(2) The common equity tier 1 ratio is calculated as the sum of common equity divided by risk-weighted assets.
(3) The tangible common equity ratio is calculated as total equity less preferred stock divided by total assets.

FOCUSED ON PERFORMANCE OPPORTUNITIES

Financial Management Opportunities

- Continue to strengthen the balance sheet through high-quality, profitable growth and capital accretion
- Balance current earnings improvement decisions with long-term balance sheet management considerations
- Execute on prudent action steps to increase net interest margin and maintain expense discipline
- Seek to optimize loan, deposit and wholesale pricing
- Reduce loan-to-deposit ratio

Strategic Opportunities

- Ongoing conversations with top performers in existing markets in preparation for a more normalized operating environment
- Remain consistent to our philosophy of relationship banking and organic growth, one client at a time

OUR CULTURE OF SUCCESS

Relationship driven with a focus on **exceptional service** and **authentic hospitality**

Embrace **technology** and the evolution of our industry

Committed to **organic growth** versus M&A

Superb at managing risk - credit risk and enterprise risks

Highly efficient delivery – branch light footprint

Located in major metro, high-growth **Southeastern markets**

Dedicated to an entrepreneurial, team-focused **culture** that results in strong career satisfaction

Utilizes a **strong mortgage component** to augment noninterest income

Proven and **driven leadership team**

SouthernFirst